THE EMINET DOMAIN, INC.


                              FINANCIAL STATEMENTS


       For the Period from Inception (April 6, 1995) to December 31, 1995 and for the Year Ended December 31, 1996

                             THE EMINET DOMAIN, INC.


                              FINANCIAL STATEMENTS


       For the Period from Inception (April 6, 1995) to December 31, 1995 and for the Year Ended December 31, 1996


                                    CONTENTS
                                                                          Page

         Report of Certified Public Accountants.............................2

         Financial Statements:

           Balance Sheet....................................................3

           Statements of Income and Retained Earnings.......................4

           Statements of Cash Flows.........................................5

         Notes to Financial Statements....................................6-9

To the Shareholders
The Eminet Domain, Inc.
Boca Raton, Florida



                     REPORT OF CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying balance sheet of The Eminet Domain, Inc. as of December 31, 1996 and the related statements of income and retained earnings, and cash flows for the period from inception (April 6, 1995) to December 31, 1995 and for the year ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Eminet Domain, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the period from inception (April 6, 1995) to December 31, 1995 and for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




/s/ Millward & Co.
------------------------
Millward & Co. CPAs
Fort Lauderdale, Florida
August 7, 1997

                             THE EMINET DOMAIN, INC.
                                  BALANCE SHEET
                                December 31, 1996

                                     ASSETS

 CURRENT ASSETS:
     Cash                                                           $ 14,964
     Accounts Receivable                                              23,742
     Prepaid Expenses                                                    141
                                                                    --------

       Total Current Assets                                           38,847
                                                                    --------

 Property and Equipment, at Cost -  Net of Accumulated
     Depreciation and Amortization of $22,269                         85,251
                                                                    --------

 OTHER ASSETS:
     Other Assets                                                      3,201
                                                                    --------

         Total Assets                                               $127,299
                                                                    ========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

 CURRENT LIABILITIES:

     Bank Line of Credit                                            $  4,190
     Accounts Payable and Accrued Expenses                             8,339
     Current Maturities of Notes Payable                               6,000
     Current Maturities of Capital Lease Obligations                   8,731
                                                                    --------

       Total Current Liabilities                                      27,260
                                                                    --------

 LONG-TERM DEBT:
     Note Payable, Net of Current Maturities                          10,500
     Capital Lease Obligations, Net of Current Maturities              8,712
                                                                    --------

       Total Long-Term Debt                                           19,212
                                                                    --------

 SHAREHOLDERS' EQUITY:
     Common Stock - No Par Value, 1,000 Shares Authorized;
         1,000 Shares Issued and Outstanding                          21,506
     Retained Earnings                                                59,321
                                                                    --------

       Total Shareholders' Equity                                     80,827
                                                                    --------

       Total Liabilities and Shareholders' Equity                   $127,299
                                                                    ========

   The accompanying notes are an integral part of these financial statements.

                             THE EMINET DOMAIN, INC.
                   STATEMENTS OF INCOME AND RETAINED EARNINGS


                                                             For the Period
                                           For the Year      from Inception
                                              Ended          (April 6, 1995)
                                           December 31,      to December 31,
                                             1996                1995
                                          -----------        ------------

 NET SALES                                 $423,441          $117,143


 COST OF SALES                              160,133            53,822
                                          -----------        ------------


 GROSS PROFIT                               263,308            63,321
                                          -----------        ------------


 OPERATING EXPENSES:
     Selling                                 34,900             1,664
     General and Administrative              45,058            10,071
     Depreciation                            17,656             4,613
                                          -----------        ------------

         Total Operating Expenses            97,614            16,348
                                          -----------        ------------


 INCOME FROM OPERATIONS                     165,694            46,973


 OTHER (EXPENSE):
     Interest Expense                        (4,296)             (796)
                                          ------------       -----------


 NET INCOME                                 161,398            46,177


 RETAINED EARNINGS - BEGINNING OF YEAR       30,177                 -


 DISTRIBUTION TO SHAREHOLDERS'             (132,254)          (16,000)
                                          ------------       -----------


 RETAINED EARNINGS - END OF YEAR          $  59,321          $ 30,177
                                          ============       ===========






   The accompanying notes are an integral part of these financial statements.

                             THE EMINET DOMAIN, INC.
                            STATEMENTS OF CASH FLOWS

                                                                                 For the Period
                                                           For the Year          from Inception
                                                              Ended              (April 6, 1995)
                                                           December 31,          to December 31,
                                                              1996                    1995
                                                          ------------          ----------------

 CASH FLOWS FROM OPERATING ACTIVITIES
 Net Income                                               $ 161,398               $ 46,177
 Adjustments to Reconcile Net Income to Net Cash
     Provided by Operating Activities:
     Depreciation                                            17,656                  4,613

     (Increase) Decrease in:
         Accounts Receivable                                (10,313)               (13,429)
         Prepaid Expenses                                      (141)                     -
         Other Assets                                        (2,278)                  (923)

     Increase (Decrease) in:
         Accounts Payable and Accrued Expenses                4,353                  3,986
                                                          ----------              ---------

 Net Cash Provided by Operating Activities                  170,675                 40,424
                                                          ----------               --------

 CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of Property and Equipment                     (44,151)               (37,480)
                                                          ----------               ---------

 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from Note Payable                              22,190                      -
     Distributions to Shareholders                         (132,254)               (16,000)
     Principal Payments on Capital Lease Obligations         (7,009)                (1,437)
     Principal Payments on Note Borrowings                   (1,500)                     -
     Proceeds from Stock Issuance                                 -                 21,506
                                                          ----------               --------

 Net Cash (Used in) Provided by Financing Activities       (118,573)                 4,069
                                                          ----------               --------

 Net Increase in Cash                                         7,951                  7,013

 Cash - Beginning of Year                                     7,013                      -
                                                          ----------              ---------

 Cash - End of Year                                       $  14,964               $  7,013
                                                          ==========              =========

 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash Paid for Interest                               $   4,296               $    796
                                                          ==========              =========

 NONCASH INVESTING AND FINANCING ACTIVITIES:
     Purchase of  Equipment Under Capital Lease           $  10,125               $ 15,706
                                                          ==========              =========



   The accompanying notes are an integral part of these financial statements.

                             THE EMINET DOMAIN, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1996



NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Eminet Domain, Inc. (the "Company") was incorporated on April 6, 1995 in the State of Florida. The Company is an internet access service provider to individuals and businesses. It also acts as a host and developer of individual and corporate web pages.

CASH AND CASH EQUIVALENTS - For purposes of the balance sheet and statements of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. As of December 31, 1996, the Company did not have any cash equivalents.

FINANCIAL INSTRUMENTS AND CONCENTRATION OF CREDIT RISK - Financial instruments which potentially subject the Company to concentrations of credit risk are primarily cash and accounts receivable.

The Company maintains its cash balances at one major financial institution. Accounts at this institution are insured by the Federal Deposit Insurance Corporation up to $100,000.

With respect to accounts receivable, the Company extends credit to its customers in the normal course of business and performs ongoing credit evaluations of the customers, maintaining allowances for potential credit losses which, when realized, have been within management's expectations.

The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and accounts receivable.

PROPERTY AND EQUIPMENT - Property and equipment are recorded at cost. Depreciation and amortization is computed on the straight-line method over the estimated useful lives of the assets. When property and equipment is retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any resulting gain or loss on disposition is reflected in operations. Repairs and maintenance are expensed as incurred; expenditures for additions, improvements and replacements are capitalized.

INCOME TAXES - The Company, with the consent of both of its shareholders, has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not provide for or pay federal and state corporate income taxes on its taxable income. Instead, the shareholders are liable for individual Federal income taxes on their share of the Company's taxable income. Effective March 26, 1997, the Company, as a result of the transaction referred to in Note 8, terminated its Subchapter S status and shall be taxed as a taxable corporate entity.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             THE EMINET DOMAIN, INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 1996


NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment are summarized as follows:

     Computer Equipment                      $107,520

     Less: Accumulated Depreciation           (22,269)
                                             ---------
                                             $ 85,251
                                             ==========

Depreciation expense for the periods ended December 31, 1996 and 1995 amount to $17,656 and $4,613, respectively.


NOTE 3 - CAPITAL LEASE OBLIGATIONS

The Company leases certain computer equipment under agreements which are classified as capital leases. Cost and accumulated depreciation of such assets, included in property and equipment, totaled $25,831 and $4,319, respectively, as of December 31, 1996.

As of December 31, 1996, approximate future minimum lease payments under the capital leases are as follows:

     1997                                              $ 10,709
     1998                                                 8,377
     1999                                                 1,079
                                                       --------
     Total future minimum lease payments                 20,165
     Less: amount representing interest                   2,722
                                                       --------
     Present value of future minimum lease payments      17,443
     Less: current portion                                8,731
                                                       --------
     Long-term portion                                 $  8,712
                                                       ========

                             THE EMINET DOMAIN, INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 1996


NOTE 4 - COMMITMENTS

LEASES: The Company is party to various non-cancelable operating leases pertaining to the computer equipment. The lease terms expire at various dates through October 1998. The minimum lease payments may be subject to increases because of the consumer price index and/or production levels.

The minimum lease commitment for non-cancelable operating leases is summarized as follows:

Year Ending December 31,

           1997                          $ 9,282
           1998                            8,627
                                         -------
                                         $17,909
                                         ========


NOTE 5 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash, trade accounts receivable, other receivables, accounts payable: The carrying amounts approximate fair value because of the short maturity of those instruments.

Notes payable and long-term debt: The carrying amounts approximate fair value due to the length of the maturities and the interest rates not being significantly different from the current market rates available to the Company.

The estimated fair values of the Company's financial instruments as of December 31, 1996 are as follows:


NOTE 6 - LINE OF CREDIT - BANK

The Company has a credit facility with a bank consisting of a revolving line of credit under which the Company can borrow up to a maximum of $25,000. The Company has borrowings of $4,190 under the line of credit outstanding at December 31, 1996. The revolving line of credit bears interest at 2.25% above the prime rate (10.50% at December 31, 1996) and is payable on demand. The line of credit is guaranteed by the Company's shareholders. At December 31, 1996, the Company had $20,810 available under the line of credit.

                             THE EMINET DOMAIN, INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 1996


NOTE 7 - NOTE PAYABLE

The Company has a note payable to a bank. The note with a principal balance of $16,500 at December 31, 1996 requires monthly payments of principal amounting to $500 plus interest payable monthly at prime plus 2.8% per annum (11.05% at December 31, 1996).

As of December 31, 1997, future maturities of note principal are as follows:

               1997                         $ 6,000
               1998                           6,000
               1999                           4,500
                                            -------

                                            $16,500
                                            =======


NOTE 8 - SUBSEQUENT EVENT

BUSINESS ACQUISITION

On January 31, 1997, a public company entered into an agreement to purchase all of the shares of the Company. This transaction was consummated on March 26, 1997.








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